                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                       DAW TECHNOLOGIES, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             DAW TECHNOLOGIES, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 2001

                            ------------------------

To the Shareholders of

DAW TECHNOLOGIES, INC.:

    The Annual Meeting of Shareholders of Daw Technologies, Inc. (the "Company") will be held at the corporate offices of the Company, 2700 South 900 West, Salt Lake City, Utah, on Wednesday, May 30, 2001 at 10:00 a.m. The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

    (1) To elect seven members of the Board of Directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

    (2) To authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a four-to-one reverse split of the outstanding shares of the Common Stock of the Company at any time prior to May 31, 2002, without further approval or authorization of the Company's shareholders, including, without limitation, amendment of the Articles of Incorporation of the Company to effect such a split.

    (3) To consider such other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on April 30, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [LOGO]

                                          RANDY K. JOHNSON
                                          Secretary

Salt Lake City, Utah
May 7, 2001

                                   IMPORTANT

    WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

                             DAW TECHNOLOGIES, INC.
                              2700 South 900 West
                           Salt Lake City, Utah 84119

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 30, 2001

                            SOLICITATION OF PROXIES

    This Proxy Statement is being furnished to the shareholders of Daw Technologies, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's Common Stock, $0.01 par value (the "Common Stock"), for use at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 30, 2001, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about May 10, 2001.

    The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                     VOTING

RECORD DATE

    The Board of Directors has fixed the close of business on April 30, 2001 as the record date (the "Record Date") for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 15,047,176 shares of Common Stock and 416 shares of the Company's non-voting Series A Convertible Preferred Stock, $0.01 par value (the "Series A Preferred"). The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. The holders of the Series A Preferred are not entitled to vote at the Annual Meeting, but have been invited to attend the Annual Meeting.

PROXIES

    Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the seven director nominees; FOR the authorization of the Board of Directors, in its discretion, to effect a four-to-one reverse split of the outstanding shares of Common Stock, at any time prior to May 31, 2002; and, in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

VOTE REQUIRED

    The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or the absence of a quorum. Under Utah corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

    In the election of directors, shareholders will not be allowed to cumulate their votes. The seven nominees receiving the highest number of votes will be elected. The proposal to authorize the Board of Directors to effect a four-to-one reverse stock split, and any other matter presented for approval by the shareholders will be approved, in accordance with Utah law, if the votes cast in favor of a matter exceed the votes cast opposing such matter. Accordingly, abstentions and broker non-votes will not affect the outcome of the matters to be voted upon at the meeting.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

    At the Annual Meeting, seven directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. Six of the seven nominees for director identified below are currently directors of the Company.

    Shareholders do not have cumulative voting rights in the election of directors (each shareholder is entitled to cast one vote for each share held for each director). Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "FOR" the election of each of the persons identified as nominees for directors below. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxies will be voted "FOR" such other person or persons, if any, as may be designated by the Board of Directors. The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION AS DIRECTORS

    The following sets forth information about each nominee for election as a director:

    RONALD W. DAW, 49, has been Co-Chairman of the Board of the Company since February 2001. From October 1992 to February 2001, Mr. Daw was the Chairman of the Board, President and Chief Executive Officer of the Company. Prior thereto, he was the Chairman and Chief Executive Officer of the Company from its inception in 1987. From 1984 to 1988, Mr. Daw was the President of Daw Incorporated, an interior finish construction company. Since 1984, Mr. Daw has had broad experience in the cleanroom business. Mr. Daw is currently a member of the Board of Trustees of Westminster College, a private liberal arts college in Salt Lake City, and serves on the National Business Advisory Board for the David Eccles School of Business at the University of Utah. Mr. Daw received his Bachelor of Science degree in Accounting from the University of Utah.

    ROBERT G. CHAMBERLAIN, 61, has been a director of the Company since 1991, and has been Co-Chairman of the Board since February 2001. He is currently the President of AvantNet Semiconductor Operations of AvantCom Network, Inc. He previously was President and Chief Executive Officer of Micromonitors, Inc., an instrumentation company in Bend, Oregon. From April 1993 to December 1995,
Mr. Chamberlain was Senior Vice President and Manager of Operations in the Semiconductor Equipment

Group for Watkins-Johnson Company. Mr. Chamberlain has thirty years of sales and marketing management experience in the semiconductor component and semiconductor equipment industry. Mr. Chamberlain holds a Masters of Business Administration degree from Stanford University and a Bachelor of Science degree in Engineering from Princeton University. He is on the board of directors of Triant Technologies of Nanaimo, BC and Semitool of Kalispell, MT.

    ROBERT J. FRANKENBERG, 54, has been a director of the Company since
October 1996. He currently serves as President and Chief Executive Officer of Encanto Networks, Inc., a company that develops, manufactures and installs Internet products and services. Mr. Frankenberg serves as a member of the Board of Directors for ElectroGlas, Inc., Caere Corporation, Wall Data, Inc., and Secure Computing, Inc. From April 1994 to August 1996, Mr. Frankenberg was Chief Executive Officer and President of Novell, Inc., a software company.
Mr. Frankenberg also served as Chairman of Novell from August 1994 to August 1996. Prior to joining Novell, Inc., he was Vice President and General Manager of the Personal Information Products Group at Hewlett Packard (HP) from 1990 to 1994. He has broad experience in the high tech industry, with specific knowledge of the semiconductor sector. Mr. Frankenberg is a former member of the San Jose State School of Engineering Advisory Board, where he earned a Bachelor of Science degree in Computing Engineering, and is a SEP graduate of Stanford's Graduate School of Business.

    JAMES S. JARDINE, 54, has been a director of the Company since
October 1996. Mr. Jardine has been a practicing attorney for the law firm of Ray, Quinney & Nebeker since 1975, and currently serves as its Managing Director. He is a member of the Utah State Board of Regents. He is also outside General Counsel to the Salt Lake Olympic Committee for the Winter Olympic Games of 2002. Mr. Jardine earned his Juris Doctor from Harvard Law School and his Bachelor of Arts from the University of Utah.

    VIRGINIA GORE GIOVALE, 57, has been a director of the Company since
July 1999. Ms. Giovale currently serves as a member of the Board of Directors and the Compensation Committee of W.L. Gore and Assoc., Inc., a privately held company that develops and manufactures products for the medical, fabric and electronic industries under the Gortex-Registered Trademark- brand name.
Ms. Giovale has served as a member of the Board of Trustees of Westminster College, a private liberal arts college located in Salt Lake City, Utah, since 1977 and has served as Chair of that Board since 1989. Ms. Giovale has also served as Co-Chair of the Flagstaff Community Foundation since 1995 and as a Board Member of the Arizona Community Foundation since 1996. Ms. Giovale received her Bachelor of Science degree in mathematics from Westminster College.

    ROBERT G. TERESI, 60, has been a director of the Company since July 2000. Mr. Teresi was Chairman of the Board, President and Chief Executive Officer of Caere Corporation, one of the top 100 retail software companies in the world, from 1985 to March of 2000. He joined Caere at its founding in 1976 as Vice President of Finance, Chief Financial Officer and Corporate Secretary and was promoted to Executive Vice President before becoming President in 1985. Prior to joining Caere, Mr. Teresi held various management positions in the areas of manufacturing, marketing, finance and accounting at Alza Corporation and Memorex Corporation. The Institute of American Entrepreneurs sponsored by Inc. Magazine, Ernst and Young and Merrill Lynch named Mr. Teresi "Entrepreneur of the Year" 1991 in the computers/ peripherals category. He is an Advisory Board member of the Leavy School of Business at Santa Clara University. He is also a member of the Board of Directors of Cambrian Center, a HUD-funded apartment complex for senior citizens. He was on the Governor of California's Advisory Board for Overseas Business Development. Mr. Teresi is currently a director of Scansoft, Inc., the company that acquired Caere Corporation in 2000. Mr. Teresi received his Masters of Business Administration degree in finance and his Bachelor's degree in accounting from Santa Clara University.

    MICHAEL J. SHEA, 40, has been President of the Company since February 2001. Mr. Shea rejoined the Company in August 1997 as Senior Vice President of Marketing and Sales, and was named Executive Vice President in September 2000. Mr. Shea was previously with the Company from 1987 to 1992. Prior to rejoining the Company in August 1997, he served from 1995 to 1997 as President of Scientific Air Systems (SAS), a Portland, Oregon based manufacturer of cleanroom entry systems, fixtures and accessories. From

1992 to 1995, Mr. Shea was Senior Vice President, Marketing & Sales for Numa Technologies, a start-up company specializing in the fabrication and manufacturing of aluminum raised access flooring systems. Mr. Shea began his career in the cleanroom industry in 1979 with Liebert White Cube, Inc., a California based company that designed, manufactured and constructed turnkey cleanrooms. He left Liebert White Cube in 1985 to join Mechanical
Planning, Inc., a San Jose, California based mechanical HVAC consulting and engineering firm, where he served as Director of Business Development promoting engineering services to architects and end users in the Silicon Valley.

BOARD AND COMMITTEE MEETINGS

    During the year ended December 31, 2000, the Board of Directors held four meetings. Each member attended at least 75% of all board meetings and applicable committee meetings held during the period he or she was a director of the Company.

    The Board of Directors has a Compensation Committee that is responsible for determining and approving the compensation of the Company's officers, reviewing matters pertaining to the compensation of the Company's employees, and administering the Company's option plans. The current members of the Compensation Committee are Robert G. Chamberlain, Robert J. Frankenberg and Virginia Gore Giovale. Each member of the Committee is an independent director as defined in the Marketplace Rules of the Nasdaq Stock Market, Inc., on which the Common Stock is currently listed. The Compensation Committee met once during 2000, and all of the committee members attended that meeting.

    The Board of Directors also has an Audit Committee that is responsible for determining the adequacy of the Company's internal accounting and financial controls, reviewing the auditor reports and recommendations and interviewing and making recommendations to the Board of Directors for the selection of the Company's independent public accountants. The current members of the Audit Committee are James S. Jardine and Robert G. Teresi. Mr. Charles L. Bates was a member of the Audit Committee until his retirement from the Board of Directors in November 2000. Mr. Bates will be replaced on the Audit Committee at the meeting of the Board of Directors to be held immediately following the Annual Meeting. Each member of the Committee is an independent director as defined in the Marketplace Rules of the Nasdaq Stock Market, Inc., on which the Common Stock is currently listed. The Audit Committee met once during 2000, and all of the committee members attended that meeting.

                             AUDIT COMMITTEE REPORT

    The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

    The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities by reviewing the audit process, the financial information which will be provided to shareholders and others and the systems of internal controls which management has established. Until the retirement of Charles L. Bates in November 2000, the Audit Committee was composed of three outside directors. Since November 2000, the Audit Committee has been composed of two outside directors, each of whom is independent of the management of the Company. A third outside director will be appointed to the Audit Committee at the meeting of the Board of Directors to be held immediately following the Annual Meeting. All members of the Audit Committee are financially literate and the Chairman of the Audit Committee has accounting or related financial management expertise.

    Following the end of the 2000 fiscal year, the Audit Committee reviewed and discussed the audited financial statements with the Company's management. The Audit Committee also discussed with Grant

Thornton LLP, the independent auditors of the Company, the matters required to be discussed by the Codification of Statements on Auditing Standards ("SAS") 61. The Audit Committee also received the written disclosures and a letter from Grant Thornton LLP as required by Independence Standards Board Standard No. 1, and has discussed with Grant Thornton LLP the independence of Grant Thornton LLP. In determining the independence of Grant Thornton LLP, the Audit Committee considered, among other factors, whether the non-audit services provided by Grant Thornton LLP could impair the independence of Grant Thornton LLP and concluded that such services were compatible with their independence.

    Based upon the review and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          AUDIT COMMITTEE:

                                          James S. Jardine, Chairman
                                          Robert G. Teresi

    A copy of the Company's Audit Committee Charter is attached as APPENDIX A.

                              INDEPENDENT AUDITORS

    Representatives of the firm of Grant Thornton LLP, the Company's auditors for the most recently completed fiscal year, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

    Grant Thornton LLP's fees for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year were $139,466.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Grant Thornton LLP did not render any professional services to the Company in 2000 with respect to financial information systems design and implementation.

ALL OTHER FEES

    Grant Thornton LLP's fees for all other professional services rendered to the Company during 2000 were $67,266, consisting of general and specific tax and accounting advice, 401(k) audits, review of SEC filings and review and advice regarding specific transactions.

                               EXECUTIVE OFFICERS

    In addition to Ronald W. Daw and Michael J. Shea, certain information is furnished with respect to the following executive officers of the Company:

    B. J. MENDENHALL, 42, joined the Company in August 2000 as Chief Financial Officer. For the two years prior to joining the Company, Mr. Mendenhall served as Chief Financial Officer of Venturi Technologies, Inc., a publicly-held national carpet cleaning roll-up company. Prior to joining Venturi Technologies, Mr. Mendenhall was with GlobeCast, Inc. for 15 years, last serving as Vice President, Controller. GlobeCast is an international satellite broadcasting company, and is a subsidiary of France Telecom. Mr. Mendenhall is a licensed Certified Public Accountant and holds a Bachelor of Arts Degree in Accounting from Brigham Young University.

    RANDY K. JOHNSON, 48, joined the Company in November 2000 as Vice President, Secretary and General Counsel. From May 1999 to November 2000, Mr. Johnson was Executive Vice President, Secretary and General Counsel of Venturi Technologies, Inc., a publicly-held national carpet cleaning roll-up company. Prior to joining Venturi Technologies, Mr. Johnson was engaged in the private practice of law as "Of Counsel" with the Salt Lake City law firm of Mackey, Price & Williams from 1997 to May 1999, and as a partner in the Salt Lake City law firm of Fabian & Clendenin from 1988 to 1997. From 1980 to 1988 he practiced law with various law firms in Salt Lake City and San Francisco. Mr. Johnson is a member of the State Bar of California and the Utah State Bar. He received an A.B. from the University of California at Berkeley and a J.D. from the Boalt Hall School of Law at the University of California at Berkeley.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

    The following table provides certain summary information concerning the compensation paid or accrued by the Company and its subsidiaries, to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company whose annual salary and bonus paid during the year ended December 31, 2000 exceeded $100,000 (collectively the "Named Executive Officers").

                                                           ANNUAL
                                                        COMPENSATION          LONG TERM
                                                     -------------------    COMPENSATION        ALL OTHER
NAME AND POSITION                           YEAR      SALARY     BONUS     OPTIONS GRANTED   COMPENSATION(1)
-----------------                         --------   --------   --------   ---------------   ---------------
Ronald W. Daw...........................    2000     $163,880      $0          75,000            $10,270
Chief Executive Officer                     1999      201,077       0               0             10,520
                                            1998      215,000       0          30,000              9,432

Michael J. Shea(2)......................    2000     $127,789      $0          25,000            $ 6,985
President                                   1999      132,923       0               0              7,744
                                            1998      130,000       0          10,000              4,954

------------------------

(1) Consists of matching contributions to the Company's 401(k) Plan and health insurance premiums paid to or on behalf of the named executive officers. For the years ended December 31, 2000, 1999 and 1998, such amounts were as follows: Ronald W. Daw, $5,470, $4,745 and $4,928 matching contributions and $4,800, $5,775 and $4,504 insurance premiums; and Michael J. Shea, $4,554, $2,538 and $600 matching contributions and $2,431, $5,206 and $4,354 insurance premiums.

(2) Mr. Shea became President of the Company in February 2001. Mr. Shea was Senior Vice President of the Company from August 1997 to September 2000, and was Executive Vice President of the Company from September 2000 until his appointment as President in February 2001.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning individual grants of stock options to the Named Executive Officers during the year ended
December 31, 2000.

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                               NUMBER OF     PERCENT OF TOTAL                                   STOCK PRICE
                               SECURITIES      OPTIONS/SARS                                  APPRECIATION FOR
                               UNDERLYING       GRANTED TO                                      OPTION TERM
                              OPTIONS/SARS     EMPLOYEES IN     EXERCISE OR   EXPIRATION   ---------------------
NAME                            GRANTED        FISCAL YEAR      BASE PRICE       DATE         5%          10%
----                          ------------   ----------------   -----------   ----------   ---------   ---------
Ronald W. Daw...............     75,000            22.8%          $0.938        1/31/10     $35,175     $70,350

Michael J. Shea.............     25,000             7.3%          $0.938        1/31/10     $11,750     $23,450

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES

    The following table sets forth the number of shares of Common Stock received upon exercise and the aggregate dollar value realized upon exercise of options by the Named Executive Officers during the year ended December 31, 2000. The table also sets forth the aggregate value of unexercised options to acquire shares of the Common Stock held by the Named Executive Officers on December 31, 2000

                                                                                         VALUE OF UNEXERCISABLE
                                 SHARES                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS
                                ACQUIRED        VALUE         OPTIONS AT FY-END (#)           AT FY-END ($)
NAME                           ON EXERCISE   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                           -----------   ------------   -------------------------   -------------------------
Ronald W. Daw................         0              0             145,000/75,000                 $0/$0

Michael J. Shea..............     5,000         $9,250              25,000/25,000                 $0/$0

DIRECTOR'S COMPENSATION

    The Company's non-employee directors are paid $1,000 for each meeting of the Board of Directors (or committee thereof) attended in person, $400 for each meeting of the Board of Directors at which such director participates by telephone, and $300 for each meeting of a committee of the Board of Directors at which such director participates by telephone. All of the directors are reimbursed for their expenses for each Board and committee meeting attended. In addition, each non-employee director of the Company receives annually options to purchase 5,000 shares of Common Stock.

                      REPORT OF THE COMPENSATION COMMITTEE

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate by reference, in whole or in part, subsequent filings including, without limitation, this Proxy Statement, the following Report of the Compensation Committee and the Performance Graph set forth on page 10 hereof shall not be deemed to be incorporated by reference into any such filings.

    The rules of the Securities and Exchange Commission ("SEC") addressing disclosure of executive compensation in proxy statements require a report from the Compensation Committee of the Board of Directors (the "Committee") addressing, with respect to the most recently completed fiscal year, (a) the Company's policies regarding executive compensation generally, (b) the factors and criteria considered in setting the compensation of the Company's Chief Executive Officer, and (c) any relationship between such compensation and the Company's performance.

COMPENSATION COMMITTEE

    This report was prepared by the Compensation Committee, which is composed of independent directors who are not employees of the Company. The current members of the Compensation Committee are Robert G. Chamberlain, Robert J. Frankenberg and Virginia Gore Giovale. The Compensation Committee has the responsibility for
(a) reviewing, developing and establishing the Company's executive compensation policies, (b) all compensation matters for the Company's executive officers, including reviewing and establishing the amount and type of compensation provided to the Company's Chief Executive Officer, and (c) administering the Company's option plans.

COMPENSATION OBJECTIVES AND POLICIES

    In determining the amount and composition of compensation for the Company's executive officers and in administering the option plans, the Compensation Committee is guided by the following fundamental objectives and philosophies:

    - Providing a competitive compensation package which will allow the Company to attract and retain qualified and outstanding executive officers.

    - Providing a compensation package that is based on the performance of the Company as well as the individual contributions of the Company's executive officers.

    - Ensuring that a portion of an executive officer's compensation is variable and at risk, to be earned only if the Company and the executive officer meet projected performance levels.

    - Facilitating the acquisition of Common Stock by the executive officers through the granting of stock options in order to align the interests of stockholders and the executive officers.

COMPENSATION COMPONENTS

    The Company's compensation to its executive officers consists of three major components: (a) base salary; (b) short-term cash incentive awards; and
(c) long-term incentive awards in the form of stock options.

    BASE SALARY. The Compensation Committee establishes base salary based primarily on its subjective judgment taking into consideration both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are: (a) salaries provided by other companies in the industry and companies of a comparable size to the Company located in the geographic area where the Company's headquarters are located as determined by the Compensation Committee based on its review of available industry and geographic compensation surveys; (b) the qualifications and performance of each executive officer;
(c) the financial performance of the Company as measured by such factors as revenue growth, market share growth and earnings per share; and (d) for officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer as to salary and aggregate compensation levels. The Compensation Committee does not assign any specific weights to these factors in determining salaries, but it does place a greater emphasis on the salaries provided by other companies in order to ensure that the salaries provided by the Company are competitive and enable the Company to attract and retain qualified and outstanding executive officers.

    CASH INCENTIVE AWARDS. The Company also provides its executive officers with the opportunity to earn short-term cash incentive awards. Under this program, the Compensation Committee establishes a targeted level of Company performance for the year. In addition, certain performance goals for each of the Company's executive officers are established at the beginning of the year. A bonus range is then established, with the actual amount of the bonus being determined by the extent to which the targeted earnings per share and performance goals have been met or exceeded. The Compensation Committee also has the right to adjust the bonus levels at the end of the year based on its subjective determination as to the individual performance of each of the executive officers. The performance goals for the executive officers, other than the Chief Executive Officer, are proposed by the Chief Executive Officer and reviewed and approved or adjusted by the Compensation Committee. The Compensation Committee is responsible for establishing the performance goals for the Chief Executive Officer.

    STOCK OPTIONS. The Compensation Committee believes it is essential for all executive officers to receive stock options, thereby aligning the long-term interests of executive officers with those of the shareholders. The Compensation Committee awards stock options each year to the executive officers based on a subjective determination by the Compensation Committee concerning the position of the executive officer, the value of the executive officer's contributions to the performance of the Company, and the responsibilities associated with the executive officer's position. The Compensation Committee believes that the grant of options to executive officers is an important component of the Company's compensation package because it provides an incentive for executive officers to maximize the growth and profitability of the Company in order to increase their compensation, and provides an incentive for officers to continue their employment with the Company.

CHIEF EXECUTIVE COMPENSATION FOR 2000

    In September 1999, as part of a short-term strategy to reduce the Company's expenses, Mr. Ronald W. Daw, the Company's Chief Executive Officer, voluntarily reduced his annual base salary from $215,000 to $160,000, representing a 26% decrease. The reduced salary remained in effect throughout 2000. However, in February 2001 the Compensation Committee recommended, and the Board of Directors agreed, that Mr. Daw's base salary be restored to $215,000. This decision was based on the Compensation Committee's subjective review of the salaries of other Chief Executive Officers in similar industries and in similar geographic regions, and was based on the Company's financial performance in 2000 as measured by earnings per share, revenue growth and the individual performance of Mr. Daw.

                                          COMPENSATION COMMITTEE:

                                          Robert G. Chamberlain
                                          Robert J. Frankenberg
                                          Virginia Gore Giovale

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing the cumulative shareholder return on the Common Stock against the cumulative total return on the CRSP Index for NASDAQ Stock Market (US Companies) and the CRSP Index for Nasdaq Stocks (SIC 3550-3559 US Companies) (an index composed of companies in the special industry machinery, except metalworking machinery, standard industrial classification) for the periods indicated. The graph assumes an initial investment of $100.00 with dividends reinvested over the periods indicated.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                          AMONG DAW TECHNOLGIES, INC.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            DEC-95  DEC-96  DEC-97  DEC-98  DEC-99  DEC-00
DAW TECHNOLOGIES, INC.         100   47.83   31.52   19.57   10.87    9.23
NASDAQ STOCK MARKET (U.S.)     100  123.04  150.69  212.51  394.92  237.62
PEER GROUP                     100   86.71   110.2  121.43  324.15  200.82

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING DECEMBER 31.

INDEX DESCRIPTION                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------------                            --------   --------   --------   --------   --------   --------
Daw Technologies, Inc. ....................    $100       $100       $ 48       $ 32       $ 20       $ 11
CRSP Index for Nasdaq Stock Market (US
  Companies)...............................    $100       $123       $151       $213       $395       $238
CRSP Index for Nasdaq Stocks (SIC 3550-3559
  US Companies)............................    $100       $ 87       $110       $121       $324       $201

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following tables set forth as of April 30, 2001 information with respect to the Common Stock and the Series A Preferred owned beneficially by each director or nominee for director, by the Named Executive Officers, by all officers and directors as a group and by each person known by the Company to be a beneficial owner of more than 5% of the outstanding Common Stock or Series A Preferred. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated.

COMMON STOCK

                                                              AMOUNT AND NATURE OF   PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNERS                         BENEFICIAL OWNERSHIP     CLASS(1)
-------------------------------------                         --------------------   -------------
J. Weston Daw(2)............................................        2,588,627            17.2%
Beverly Daw
2700 South 900 West
Salt Lake City, Utah 84119

Ronald W. Daw(2)............................................        2,433,183(3)         16.0%
Tracey Daw
2700 South 900 West
Salt Lake City, Utah 84119

Michael J. Shea.............................................           25,000(4)           **

Robert G. Chamberlain.......................................           30,000(5)           **

Robert J. Frankenberg.......................................           25,000(6)           **

James S. Jardine............................................           25,000(7)           **

Virginia Gore Giovale.......................................            5,000(8)           **

Robert G. Teresi............................................              -0-              **

All Executive Officers and Directors as a Group
(7 persons).................................................        2,543,183(9)         16.6%

------------------------

**  Less than 1%.

(1) Based on 15,047,176 shares of Common Stock outstanding as of April 30, 2001.

(2) Ronald W. Daw is the son of J. Weston Daw.

(3) Includes 1,211,499 shares owned jointly by Ronald W. and Tracey Daw, 219,900 shares owned by the Ronald Daw Family Limited Partnership, 819,184 shares held by Ronald W. Daw, 100 shares held by Tracey Daw, 182,500 shares underlying presently exercisable options as of April 30, 2001.

(4) Includes 25,000 shares underlying presently exercisable options.

(5) Includes 30,000 shares underlying presently exercisable options.

(6) Includes 25,000 shares underlying presently exercisable options.

(7) Includes 25,000 shares underlying presently exercisable options.

(8) Includes 5,000 shares underlying presently exercisable options.

(9) Includes 292,500 shares underlying presently exercisable options.

SERIES A PREFERRED STOCK

                                                              AMOUNT AND NATURE OF   PERCENTAGE OF
NAME OF BENEFICIAL OWNERS                                     BENEFICIAL OWNERSHIP     CLASS(1)
-------------------------                                     --------------------   -------------
Deephaven Private Placement Trading Limited.................           165(2)            39.7%
130 Cheshire Lane
Minnetonka, Minnesota 55305

West End Maccabee Fund, L.P.................................           126(2)            30.3%
110 Colabaugh Pond Road
Croton-on-Hudson, New York 10520

J. Weston Daw(3)............................................            85(2)            20.4%
2700 South 900 West
Salt Lake City, Utah 84119

Ronald W. Daw(3)............................................            15(2)             3.6%
2700 South 900 West
Salt Lake City, Utah 84119

WETI Global Fund Limited....................................            25(2)             6.0%
P.O. Box 1109 GT, Mary Street
Grand Cayman, Cayman Islands BWI

All Executive Officers and Directors as a Group
(7 persons).................................................            15(2)             3.6%

------------------------

(1) Based on 416 shares of Series A Preferred outstanding as of April 30, 2001.

(2) The Series A Preferred is currently convertible into shares of Common Stock at a rate equal to a fraction, the numerator of which is equal to $10,000 plus all accrued dividends, and the denominator of which is equal to the lesser of (a) $1.32 per share and (b) 80%of the average of the five lowest consecutive per share market values during the twenty-five trading days preceding the conversion date. As of April 30, 2001, the outstanding shares of Series A Preferred were convertible into approximately 7,030,554 shares of Common Stock.

(3) Ronald W. Daw is the son of J. Weston Daw.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all reports required under
Section 16(a) were timely filed during 2000.

RELATED PARTY TRANSACTIONS

    James S. Jardine is a practicing attorney and Managing Director of the law firm of Ray, Quinney & Nebeker which provides legal services to the Company. The total amount paid by the Company to Ray, Quinney & Nebeker during the year ended December 31, 2000, was approximately $125,000. The amount paid to Ray,
Quinney & Nebeker during 2000 was less than five percent of the consolidated gross revenue of either the Company or Ray, Quinney & Nebeker for the year 2000.

    In the regular course of its business, the Company periodically engages in construction-related transactions with Daw Incorporated, an interior finish construction company of which Ronald W. Daw, the

Chief Executive Officer of the Company, is an officer and principal shareholder. These transactions include the Company's purchase of construction-related supplies and equipment and the Company's engagement of Daw Incorporated to perform construction services. The total amount paid by the Company to Daw Incorporated during the year ended December 31, 2000, was approximately $39,000. Management believes the terms of its transactions with Daw Incorporated have been at least as favorable as could be obtained from unaffiliated third parties. The amount paid to Daw Incorporated during 2000 was less than five percent of the consolidated gross revenue of either the Company or Daw Incorporated for the year 2000.

PROPOSAL NO. 2--AUTHORIZATION OF REVERSE STOCK SPLIT INCLUDING AMENDMENT OF THE
                           ARTICLES OF INCORPORATION

    The Board of Directors has adopted a resolution seeking approval by the Company's shareholders of a proposal to authorize the Board of Directors, in its discretion, to perform any action it deems necessary to effect a four-to-one reverse split of the outstanding shares of Common Stock at any time prior to May 31, 2002, without further approval or authorization of the Company's shareholders. Among the actions to be taken if the Company's shareholders approve the proposed four-to-one reverse stock split and the Board of Directors effects the proposed reverse stock split prior to May 31, 2002 would be the amendment of the Company's Articles of Incorporation as contemplated by the form of Articles of Amendment attached to this Proxy Statement as APPENDIX B (the "Amendment"). If this proposal is approved by the Company's shareholders at the Annual Meeting and the Board of Directors elects to effect the reverse stock split prior to May 31, 2002, the officers of the Company will be authorized to promptly execute and file the Amendment with the Utah Division of Corporations and Commercial Code.

PURPOSE OF PROPOSED REVERSE STOCK SPLIT

    The purpose of the proposed four-to-one reverse stock split is to decrease the number of outstanding shares of Common Stock and shares subject to outstanding options and warrants in order to increase the market value of each share of Common Stock. On April 11, 2001, the Company received a Nasdaq Staff Determination indicating that the Company was not in compliance with the $1.00 per share minimum bid price requirement for continued listing on the Nasdaq National Market, and that the Common Stock is, therefore, subject to delisting from the Nasdaq National Market. The Company has appealed the Staff Determination and has requested an oral hearing before a Nasdaq Listing Qualifications Panel. There can be no assurance that the Panel will grant the Company's request for continued listing. The Board of Directors believes that the key to increasing the price investors are willing pay for a share of Common Stock is to increase the Company's revenues and earnings; however the Board of Directors also believes that reducing by a factor of four the number of shares of Common Stock outstanding will immediately increase the price investors are willing to pay for a share of Common Stock and increase the market price for the Common Stock on the Nasdaq National Market to a level that exceeds the minimum bid price of $1.00 per share required to maintain the Company's Nasdaq National Market listing.

    Although the Board of Directors believes that a reverse stock split will increase the price investors are willing to pay for a share of Common Stock, there can be no assurance that the reverse stock split will increase the price in proportion to the reduction of shares due to a reverse stock split, or that any increase in the price will occur. Although the market price for an equity security should increase by approximately 400% in connection with a four-to-one reverse stock split of an exchange traded security with a high trading volume, the reaction of the market to the reverse stock split in a security that is, at times, very thinly traded, is not as predicable. Consequently, the trading price for the Common Stock may not increase four-fold, or at all, as a result of the proposed reverse stock split.

EFFECT OF PROPOSED REVERSE STOCK SPLIT

    If the proposed four-to-one reverse stock split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed reverse stock split, each outstanding share of Common Stock as of the record date of the reverse stock split will immediately and automatically be changed, as of the effective date of the Amendment, into one-fourth of a share of Common Stock. In addition, the number of shares of Common Stock subject to outstanding options and warrants issued by the Company will be reduced by a factor of four. No fractional shares of Common Stock or script will be issued in connection with the proposed reverse stock split. Holders of the Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will have their fractional share rounded up to one full share of Common Stock (e.g., a person holding 1,001 shares of Common Stock prior to the proposed reverse stock split would receive 251 shares of Common Stock following the reverse stock split instead of 250.25 shares).

    If the reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares subject to the reverse stock split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for a reverse stock split. As of April 30, 2001, the record date for the Annual Meeting, there were 15,047,176 shares of Common Stock issued and outstanding, and 1,536,950 shares of Common Stock subject to warrants and options granted by the Company. Assuming the reverse stock split were to occur on that date, the number of shares issued and outstanding would be 3,761,794 shares (subject to adjustment due to rounding of fractional shares), and the number of shares subject to outstanding warrants and options granted by the Company would be 384,238 (subject to adjustment due to rounding of fractional shares). If additional shares of Common Stock are issued or redeemed between April 30, 2001 and the actual record date for the reverse stock split, the actual number of shares issued and outstanding before and after the reverse stock split will increase or decrease accordingly.

    The reverse stock split would also reduce by a factor of four the number of shares of Common Stock issuable upon conversion of the Company's outstanding Convertible Series A Preferred Stock. As of April 30, 2001, the record date for the Annual Meeting, there were 416 shares of Convertible Series A Preferred Stock issued and outstanding that were convertible on that date into 7,030,554 shares of Common Stock. Assuming the reverse stock split were to occur on that date, the number of shares of Common Stock into which the Convertible Series A Preferred Stock is convertible would be 1,757,639 shares.

    Because the reverse stock split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed reverse stock split will not alter the relative rights and preferences of existing shareholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the Board. The Company's Articles of Incorporation authorize the Board to issue 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of April 30, 2001, there were 15,047,176 shares of Common Stock issued and outstanding, 1,536,950 shares of Common Stock reserved for issuance upon exercise of outstanding options and warrants, and 416 shares of Preferred Stock issued and outstanding. The Amendment will not decrease the number of shares the Board of Directors is authorized to issue, and shares of Common Stock effectively cancelled as a result of the reverse stock split will be available for reissue. There are no current plans, proposals or understandings for any use of the additional shares that would be available for issuance as a result of the proposed reverse stock split.

    If the proposed reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, some shareholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than one hundred shares following a reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

EXCHANGE OF SHARE CERTIFICATES

    If the reverse stock split is approved at the Annual Meeting and effected by the Board of Directors, each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, immediately on the record date established by the Board of Directors, shall thereafter for all purposes be deemed to represent one-fourth of a share of Common Stock for each share of Common Stock presently represented by such certificate. Each holder of record of a certificate for one or more shares of Common Stock as of the record date established by the Board of Directors, shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing one-fourth of a share of Common Stock (subject to the rounding procedures previously discussed) for each share of Common Stock represented by the certificate of such holder immediately prior to the record date. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and nonassessable. Any legends set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

BOARD DISCRETION TO IMPLEMENT REVERSE STOCK SPLIT

    If the reverse stock split is approved at the Annual Meeting, the Board of Directors may, in its sole discretion, at any time prior to May 31, 2002, authorize the reverse stock split and file the Amendment with the Utah Division of Corporations and Commercial Code. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the likely effect of business developments on the market price for the Common Stock. Notwithstanding approval of the reverse stock split at the Annual Meeting, the Board of Directors may, in its sole discretion, determine not to implement the reverse stock split.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A FOUR-TO-ONE REVERSE STOCK SPLIT OF THE COMMON STOCK, IN ITS DISCRETION, AT ANY TIME PRIOR TO MAY 31, 2002.

                                 OTHER MATTERS

OTHER BUSINESS

    The Board of Directors does not know of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting of Shareholders and discussed above. If other matters should come before the Annual Meeting, however, the proxy holders will vote in accordance with their best judgment.

PROPOSALS OF SECURITY HOLDERS FOR 2002 ANNUAL MEETING

    Shareholders desiring to submit proposals for the Proxy Statement for the 2002 Annual Meeting will be required to submit them to the Company in writing on or before March 15, 2002. Any shareholder proposal must also be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

ADDITIONAL INFORMATION

    A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, will be furnished without charge upon receipt of a written request. The exhibits to that Report will also be provided upon request and payment of copying charges. Requests should be directed to the Corporate Secretary, Daw Technologies, Inc., 2700 South 900 West, Salt Lake City, Utah 84119.

                                   APPENDIX A
                             DAW TECHNOLOGIES, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

    There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

    The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

    In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

    In carrying out these responsibilities, the audit committee will:

    - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

    - Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

    - Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

    - Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

    - Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

    - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

    - Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

    - Review accounting and financial human resources and succession planning within the company.

    - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

    - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   APPENDIX B
                             ARTICLES OF AMENDMENT
                                     OF THE
                           ARTICLES OF INCORPORATION
                                       OF
                             DAW TECHNOLOGIES, INC.

    Pursuant to the provisions of the Utah Revised Business Corporation Act, the undersigned corporation does hereby adopt the following Articles of Amendment to its Articles of Incorporation:

    1.  The name of the corporation is Daw Technologies, Inc.

    2.  The text of each amendment is as follows:

       a. The existing Article III of the Articles of Incorporation is hereby amended to add the following subsection A.5.;

       b.  Each four shares of Common Stack issued and outstanding as of
           5:00 p.m. Eastern Time on       (the "Change Time"), and each issued
           four shares of Common Stock held by the Company on and as of the Change Time, shall be, on and as of the Change Time, combined into one share of Common Stock.

       c. Each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, immediately prior to the Change Time, shall thereafter for all purposes be deemed to represent one share of the corresponding class of Common Stock for each four (4) shares of Common Stock represented by such certificate; and each holder of record of a certificate for four (4) shares of Common Stock represented by the certificate of such holder immediately prior to the Change Time. No fractional shares of Common Stock or script will be issued in connection with the foregoing. Holders of the Common Stock who would otherwise be entitled to a fractional share will receive the next largest whole number of shares of Common Stock. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and nonassessable.

    3.  The foregoing amendment to the Articles of Incorporation was adopted by
       the Board of Directors of the Company on             , and by the
       shareholders of the Company on May 30, 2001.

    4. The foregoing amendment to the Articles of Incorporation was not adopted by the Board of Directors without shareholder action.

    5. The foregoing amendment to the Articles of Incorporation was approved by the shareholders as follows:

       a. The designation of the voting group which voted on the amendment was Common Stock; the number of shares of Common Stock outstanding and the number of votes entitled to be cast at the meeting by the Common
           Stock voting group was       ; the number of votes of the Common
           Stock voting group indisputably represented at the meeting was ; and

       b.  The total number of votes cast for the amendment by the Common Stock
           voting group was       , and the total number of votes cast against
           the amendment by the Common Stock voting group was       .

DATED the   day of       ,

                                          DAW TECHNOLOGIES, INC.,
                                          a Utah corporation
                                          By:
                                          --------------------------------------
                                                      , Secretary

ADDRESS TO WHICH DIVISION MAY SEND
COPY UPON COMPLETION OF FILING

Randy K. Johnson
DAW TECHNOLOGIES, INC.
2700 South 900 West
Salt Lake City, UT 84119

                             DAW TECHNOLOGIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS B.J. MENDENHALL AND RANDY K. JOHNSON, AND EACH OF THEM, EACH WITH FULL POWER OF SUBSTITUTION, AS PROXIES TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 30, 2001, BEGINNING AT 10:00 A.M., (MOUNTAIN DAYLIGHT TIME), AT THE OFFICES OF DAW TECHNOLOGIES, INC., 2700 SOUTH 900 WEST, SALT LAKE CITY, UTAH 84119, AND AT ALL ADJOURNMENTS THEREOF, ALL SHARES OF VOTING STOCK WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE ON MATTERS SET FORTH BELOW IF PERSONALLY PRESENT:

1.  ELECTION OF DIRECTORS.

/ / FOR all nominees listed below (except as marked to the   / / WITHHOLD AUTHORITY to vote for all nominees listed
    contrary below)                                              below

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

RONALD W. DAW                    ROBERT G. CHAMBERLAIN         ROBERT J. FRANKENBERG            JAMES S. JARDINE
VIRGINIA GORE GIOVALE               ROBERT G. TERESI              MICHAEL J. SHEA

2. APPROVAL OF A PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO PERFORM ANY ACTION IT DEEMS NECESSARY TO EFFECT A FOUR-TO-ONE REVERSE SPLIT OF THE OUTSTANDING SHARES OF THE COMMON STOCK OF THE COMPANY AT ANY TIME PRIOR TO MAY 31, 2002, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY'S SHAREHOLDERS, INCLUDING, WITHOUT LIMITATION, AMENDMENT OF THE ARTICLES
OF INCORPORATION OF THE COMPANY.    / / FOR    / / AGAINST   / / ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1 AND 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

                                              Dated: _____________________, 2001

                                              Signature: _______________________

                                              (This proxy should be marked,
                                              dated and signed by each
                                              shareholder exactly as such
                                              shareholder's name appears hereon
                                              and returned promptly. Persons
                                              signing in a fiduciary capacity
                                              should so indicate. If shares are
                                              held by joint tenants or as
                                              community property, both should
                                              sign. If a corporation, please
                                              sign in full corporation name by
                                              the President or by an authorized
                                              corporate officer. If a
                                              partnership, please sign in
                                              partnership name by an authorized
                                              person.)

SHAREHOLDERS SHOULD MARK, SIGN AND RETURN THIS PROXY PROMPTLY TO ZIONS FIRST NATIONAL BANK IN THE ENCLOSED ENVELOPE.